HOMETOWN AUTO RETAILERS, INC.
                     c/o MORSE, ZELNICK, ROSE & LANDER, LLP
                                 450 Park Avenue
                               New York, NY 10022

                                                                    July 2, 1997

Brattleboro Chrysler Plymouth Dodge, Inc.
P.O. Box 8068
North Brattleboro, VT 05304
Attention: Philip Price, President

Gentlemen:

      This will set forth the agreement under which Dealerco, Inc., ("Purchaser") will purchase, or obtain rights to use, substantially all of the business and assets owned or used by Brattleboro Chrysler Plymouth Dodge, Inc. ("Seller") in the conduct of its business (the "Business"), other than cash, receivables and inventories of used vehicles (the "Acquired Assets").

      1. The Acquired Assets shall include, without limitation, (a) all equipment, tools, supplies, inventories, (except used vehicles), software, manuals, product brochures, business methods and procedures, trade names, vehicle franchises and furniture and fixtures, (b) the customer list of the Business, and (c) all of Seller's rights under contracts wherein Seller has agreed to provide to any third party products or services or under which any third party provides products, services, financing or equipment to Seller, including each vehicle manufacturer whose new vehicles were sold or leased by Seller and any existing equipment leases (the "Assumed Contracts").

      2. The purchase price for the Acquired Assets, payable at Closing, shall be $2.6 million, including $100,000 for fixtures, equipment and acquired inventories, other than the parts inventory, plus an amount equal to the manufacturer's current catalog price for the parts inventory, excluding any parts which are obsolete, damaged or not usable in the ordinary course of business within 12 months.

      3. The Purchaser shall assume all liabilities and obligations of Seller under the Assumed Contracts arising from and after the closing of the transaction contemplated hereby (the "Closing") including Seller's obligations under its "floor planning" finance agreements with respect to all new vehicles in inventory at the Closing and Seller shall assign to Purchaser all refunds or rebates from the manufacturers with respect to such vehicles. Purchaser may elect to assume any unpaid liabilities prior to the closing and adjust same against the purchase price payable at Closing. Purchaser shall also assume all continuing obligations of Seller to those employees of the business hired by purchaser; provided that all compensation, fees or commissions, the cost of any applicable employee benefit plans and accrued sick leave and vacation pay shall be adjusted at Closing.

      4. Thomas E. Cosenzi ("Cosenzi") shall, at or prior to the Closing, enter into an employment agreement with Purchaser at an annual base salary of $150,000 plus a bonus payable monthly, equal to 5% of the income before income taxes of the Business and any other business managed by Cosenzi during the term thereof up to $800,000 and 10% of the pre-tax income in excess of $800,000. It shall provide that he shall be permitted to provide services to certain specified dealerships so long as such other services do not prevent him from meeting his responsibilities as executive in charge of the Business and such other dealerships for which he accepts responsibility. The employment term shall commence on Closing and end on the fifth anniversary thereof. The employment agreement shall also provide that Cosenzi will be granted an incentive stock option to purchase such number of Purchaser's Common Shares as have an aggregate value of $500,000, at the per share initial public offering price (the "IPO Price"). The per share option exercised price will be the IPO price. The option will be exercisable during a six-year term, but will be first exercisable for not more than 1/5 of the covered shares at the end of each year. However, the option will become exercisable in full on any breach by Purchaser of the employment agreement or failure of the Purchaser to continue to offer employment to Cosenzi following the expiration of the employment term, except in case of termination of the employment agreement by Purchaser for cause.

      5. The employment agreement shall provide for appropriate non-competition covenants from Cosenzi for the longer of five years from the closing or one year from the expiration of the employment term; provided that Cosenzi will not be restricted from continuing present permitted employment arrangements at other specified dealerships.

      6. Purchaser and the landlord (an entity controlled by Seller's Shareholders) will enter into a new lease for a five-year term commencing on the Closing, at a monthly rental of $20,000. The lease will provide that purchaser shall have a renewal option for an additional five-year term at the same rental and an option to purchase the premises, at any time, for cash, at the then fair market value of the property as determined through independent appraisals but not less than $1.5 million, all as specified in the lease. The lease shall be a triple net lease and shall provide that Purchaser shall bear all ordinary and necessary repair and maintenance expenses and all taxes on the premises, except that structural repairs, capital additions and replacement of the roof if required, shall remain the responsibility of the landlord.

      7. Seller and its Shareholders (who have signed this agreement at the foot hereof) represent and warrant that Seller at the date hereof and at the Closing
(i) has duly authorized the transaction contemplated hereby; (ii) operates its business, uses its assets and occupies its properties in compliance with all material applicable laws, ordinances, rules or regulations, and that Seller has received no notice of violation of any of the foregoing; (iii) has obtained all necessary licenses and permits, which will be available to Purchaser upon the consummation of the transaction; (iv) has filed all required federal and state income tax returns and that there is no material liability for past income taxes and (v) has delivered to Purchaser unaudited financial statements for the years ended December 31, 1995 and 1996 and the four months ended April 30, 1997 which fairly present the results of operation and the financial position of Seller as at and for the periods therein presented in accordance with generally accepted accounting principles, consistently applied. The representations and warranties contained herein shall survive the Closing.

      8. The obligations of each party at Closing are subject to (a) the closing of an initial public offering (the "IPO") by Purchaser (b) the receipt of all third party consents required to transfer assets, assign leases or otherwise consummate the transaction, including consents from each manufacturer whose vehicles are being offered for sale or lease by Seller now or at the Closing and (c) the performance by the other party of all obligations to be performed at or prior to Closing. Each of us will use our best efforts to obtain all material third-party consents

      The obligations of Purchaser are also subject to (a) a review of Seller's business and prospects confirming that there has been no material adverse change to Seller's business or business prospects. (b) the execution by Cosenzi of the employment agreement and the landlord of the lease for the Business' premises contemplated hereby; (c) a review of audited financial statements for Seller showing income before income taxes for l996 of at least $1.5 million, after adjustment to add back any salary or bonuses to Cosenzi exceeding $300,000 and
(d) compliance with bulk sales laws or other assurance that Purchaser has no liability for Seller's obligations other than those specifically assumed hereunder.

      9. The Closing shall be held simultaneously with the closing of the IPO. Pending the Closing the business of Seller shall be operated only in the ordinary course and Seller shall make or enter into no extraordinary transactions nor dispose of any material assets, except as contemplated herein or take any other steps that are not in the ordinary course of business and consistent with past practices without the advance written approval of Purchaser. At its option either party may terminate this agreement if the Closing has not occurred by December 31, l997.

      10. Until Closing the Seller and Purchaser will make available to the other all information which may be reasonably requested in connection with the transaction.

      11. Until Closing Seller will not, directly or indirectly, solicit, initiate or engage in any discussions with any person (other than the Purchaser) relating to the sale of all or any part of the Business.

      12. Each of the parties shall be responsible for its own counsel, accounting and professional fees and expenses incurred in connection with this agreement and the transactions contemplated hereby, except that the costs of preparing audited financial statements for Seller, as required under the rules of the Securities and Exchange Commission, shall be borne by Purchaser. Seller and its Shareholder shall cooperate with Purchaser and its auditors in the preparation of such financial statements.

      13. At its option Purchaser may purchase the Acquired Assets through a wholly-owned subsidiary and may effect the transaction through the merger of Seller into such subsidiary following the transfer of all assets not included in the Acquired Assets. If a subsidiary is used, then all of its obligations are hereby guaranteed by Purchaser.

                                    Hometown Auto Retailers, Inc.


                                    by: /s/ Joseph Lauria, Vice President
                                       -------------------------------------
                                            Joseph Lauria, Vice President

Accepted and agreed to
this 2nd day of July, 1997

Brattleboro Chrysler Plymouth Dodge, Inc.

by:
   ---------------------------------------
            Philip Price, President
whose vehicles are being offered for sale or lease by Seller now or at the Closing and (c) the performance by the other party of all obligations to be performed at or prior to Closing. Each of us will use our best efforts to obtain all material third-party consents

      The obligations of Purchaser are also subject to (a) a review of Seller's business and prospects confirming that there has been no material adverse change to Seller's business or business prospects. (b) the execution by Cosenzi of the employment agreement and the landlord of the lease for the Business' premises contemplated hereby; (c) a review of audited financial statements for Seller showing income before income taxes for l996 of at least $1.5 million, after adjustment to add back any salary or bonuses to Cosenzi exceeding $300,000 and
(d) compliance with bulk sales laws or other assurance that Purchaser has no liability for Seller's obligations other than those specifically assumed hereunder.

      9. The Closing shall be held simultaneously with the closing of the IPO. Pending the Closing the business of Seller shall be operated only in the ordinary course and Seller shall make or enter into no extraordinary transactions nor dispose of any material assets, except as contemplated herein or take any other steps that are not in the ordinary course of business and consistent with past practices without the advance written approval of Purchaser. At its option either party may terminate this agreement if the Closing has not occurred by December 31, l997.

      10. Until Closing the Seller and Purchaser will make available to the other all information which may be reasonably requested in connection with the transaction.

      11. Until Closing Seller will not, directly or indirectly, solicit, initiate or engage in any discussions with any person (other than the Purchaser) relating to the sale of all or any part of the Business.

      12. Each of the parties shall be responsible for its own counsel, accounting and professional fees and expenses incurred in connection with this agreement and the transactions contemplated hereby, except that the costs of preparing audited financial statements for Seller, as required under the rules of the Securities and Exchange Commission, shall be borne by Purchaser. Seller and its Shareholder shall cooperate with Purchaser and its auditors in the preparation of such financial statements.

      13. At its option Purchaser may purchase the Acquired Assets through a wholly-owned subsidiary and may effect the transaction through the merger of Seller into such subsidiary following the transfer of all assets not included in the Acquired Assets. If a subsidiary is used, then all of its obligations are hereby guaranteed by Purchaser.

                                    Hometown Auto Retailers, Inc.

                                    by:
                                       -------------------------------------

Accepted and agreed to
this 2nd day of July, 1997

Brattleboro Chrysler Plymouth Dodge, Inc.


by:     /s/ Philip Price
   ---------------------------------------
            Philip Price, President


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

                          Hometown Auto Retailers, Inc.
                     c/o Morse, Zelnick, Rose & Lander, LLP
                                 450 Park Avenue
                              New York, N.Y. 10022
                                 (212) 838-1177

                                                               November 11, 1997

Brattleboro Chrysler Plymouth Dodge, Inc.
P.O. Box 8068
North Brattleboro, VT 05304
Attention: Philip Price, President

Gentlemen:

      Hometown Auto Retailers, Inc. ("Purchaser") is party to an acquisition agreement with Brattleboro Chrysler Plymouth Dodge, Inc. ("Seller") dated July 2, 1997 (the "Agreement"). Except as otherwise herein provided, the terms herein shall be defined as under the Agreement.

      The Agreement is hereby amended as follows:

      The last sentence of Section 9 of the Agreement is modified by deleting the date "December 31, 1997" and substituting in its place "May 31, 1998".

      The Agreement, as modified by this amendment, is hereby ratified and reaffirmed.

                                          Very truly yours,
                                          Hometown Auto Retailers, Inc.

                                          by: /s/ Stephen A. Zelnick
                                             -----------------------------
                                                Stephen A. Zelnick
                                                Vice President

Accepted and Agreed to this
11th day of November, 1997

Brattleboro Chrysler Plymouth Dodge, Inc.

by: /s/ Philip Price
    -----------------------------
        Philip Price, President

Shareholders Consent:

    /s/ Philip Price
---------------------------------
        Philip Price

                               SHAREHOLDER CONSENT

      Philip Price, being the holder of all of Seller's outstanding shares, hereby consents to the transaction with Purchaser provided for herein and joins in the representation and warranties set forth in Section 7 above.


        /s/ Philip Price
----------------------------------------
            Philip Price


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

                          Hometown Auto Retailers, Inc.
                     c/o Morse, Zelnick, Rose & Lander, LLP
                                 450 Park Avenue
                              New York, N.Y. 10022
                                 (212) 838-1177

                                                                  April 14, 1998

Brattleboro Chrysler Plymouth Dodge, Inc.
P.O. Box 8068
North Brattleboro, VT 05304
Attention: Philip Price, President

Gentlemen:

      Hometown Auto Retailers, Inc. ("Purchaser") is party to an acquisition agreement with Brattleboro Chrysler Plymouth Dodge, Inc. ("Seller") dated July 2, 1997 (the "Agreement"). By an amendment dated November 11, 1997, the last sentence of Section 9 of the Agreement was modified by deleting the date "December 31, 1997" and substituting in its place "May 31, 1998".

Except as otherwise herein provided, the terms herein shall be defined as under the Agreement.

      The Agreement is hereby amended as follows:

      The last sentence of Section 9 of the Agreement is modified by deleting the date "May 31, 1998" and substituting in its place "July 31, 1998".

      The Agreement, as modified by this amendment, is hereby ratified and reaffirmed.

                                          Very truly yours,
                                          Hometown Auto Retailers, Inc.

                                          by:
                                             --------------------------
                                                Stephen A. Zelnick
                                                Vice President

Accepted and Agreed to this
14th day of April, 1998

Brattleboro Chrysler Plymouth Dodge, Inc.

by:
   --------------------------------
      Philip Price, President

Shareholders Consent:

   --------------------------------
      Philip Price